UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03721

Dreyfus Intermediate Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/16

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Intermediate Municipal Bond Fund, Inc.

ANNUAL REPORT May 31, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus Intermediate Municipal Bond Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Municipal Bond Fund, Inc., covering the 12-month period from June 1, 2015 through May 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery generally has remained intact. New job creation, declining unemployment claims, improved consumer confidence, and higher housing prices have supported an economic expansion that so far has lasted seven years. In response, the Federal Reserve Board raised short-term interest rates in December 2015 for the first time in nearly a decade. Broad measures of U.S. stock and bond market performance exhibited heightened volatility on their way to posting relatively mild gains or losses for the reporting period overall.

On the other hand, the global economy has continued to struggle with persistently slow growth despite historically aggressive monetary policies as weak demand, volatile commodity prices, and the lingering effects of various financial crises took their toll. These developments proved especially challenging for stocks and riskier sectors of the bond market early in the reporting period, and a later rally was not enough to offset those losses. In contrast, high-quality sovereign bonds mostly benefited from falling interest rates.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
June 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2015 through May 31, 2016, as provided by Thomas Casey and Christine Todd, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2016, Dreyfus Intermediate Municipal Bond Fund achieved a total return of 5.27%.1 In comparison, the Barclays 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.06% for the same period.2

Intermediate-term municipal bonds produced solidly positive returns over the reporting period amid robust investor demand for competitive levels of after-tax income. The fund produced higher returns than its benchmark, mainly due to favorable results from our interest rate and sector allocation strategies.

The Fund’s Investment Approach

The fund seeks the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal personal income tax.

The fund invests at least 80% of its assets in municipal bonds rated A or higher, or the unrated equivalent as determined by The Dreyfus Corporation (“Dreyfus”). The fund may invest up to 20% of its assets in municipal bonds rated below A, including bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values.

Flight to Safety Supported Municipal Bonds

Municipal bonds were influenced during the reporting period by bouts of economic uncertainty. The U.S. economy continued to grow over the second half of 2015, but global economic instability and declining commodity prices during the fall and at the start of 2016 caused investors to turn away from riskier assets and toward high-quality securities. Commodity prices subsequently rebounded when global economic conditions seemed to stabilize, but investors throughout the world continued to flock to U.S. Treasury securities, keeping interest rates low.

The after-tax yields of municipal bonds generally compared favorably with those of taxable U.S. Treasury securities throughout the reporting period, resulting in persistently robust demand from institutional and individual investors. Supply dynamics in the municipal bond market also generally proved favorable: New issuance volumes increased in 2015 when issuers rushed to refinance existing debt before the Federal Reserve Board’s (the “Fed”) rate hike, but the supply of newly issued securities moderated over the first five months of 2016.

In this environment, municipal bonds with longer term maturities particularly benefited from falling long-term interest rates, even after the Fed raised short-term interest rates in December 2015. Municipal bonds were further supported by generally improving credit conditions as tax

DISCUSSION OF FUND PERFORMANCE (continued)

revenues recovered beyond pre-recession levels for most states. Pockets of fiscal instability in Puerto Rico, Illinois, and New Jersey had little impact on the national market.

Longer Term Maturities Bolstered Relative Results

The fund’s performance compared to its benchmark was enhanced by a relatively long average duration and our focus on municipal bonds with maturities of 10 years and longer. Underweighted positions in bonds with maturities of five years and less also proved beneficial, helping the fund participate more fully in the benefits of falling long-term interest rates and narrowing yield differences along the market’s maturity range.

The fund also achieved favorable results through overweighted positions in higher yielding revenue bonds and underweighted exposure to general obligation bonds. Results were especially robust among bonds backed by health care facilities, airports, and the state’s settlement of litigation with U.S. tobacco companies. The fund further benefited from lack of direct exposure to uninsured municipal bonds from Puerto Rico.

Although disappointments during the reporting period were relatively mild, higher quality municipal bonds—including those backed by essential municipal services such as sewer systems, waterworks, and public utilities—trailed market averages.

A More Opportunistic Approach

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy has continued to grow and supply-and-demand dynamics have remained positive. However, we also are aware of the potential risks posed by political uncertainty and narrower yield differences along the market’s credit-quality spectrum.

Therefore, we have adopted a somewhat more opportunistic investment posture. For example, we have complemented the fund’s core of higher quality holdings with more yield-oriented investments, including those with maturities toward the longer end of the intermediate-term spectrum.

June 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds involve increased credit and liquidity risks compared with investment grade bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2 SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Municipal Bond Fund, Inc. and the Barclays 7-Year Municipal Bond Index

Average Annual Total Returns as of 5/31/16
	1 Year	5 Years	10 Years
Fund	5.27%	4.19%	4.26%
Barclays 7-Year Municipal Bond Index	5.06%	4.12%	4.98%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus Intermediate Municipal Bond Fund, Inc. on 5/31/06 to a $10,000 investment made in the Barclays 7-Year Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years. The fund’s performance shown in the line graph above takes into account fees and expenses. The Index, unlike the fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Municipal Bond Fund, Inc. from December 1, 2015 to May 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2016

Expenses paid per $1,000†	$ 3.75
Ending value (after expenses)	$ 1,029.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2016

Expenses paid per $1,000†	$ 3.74
Ending value (after expenses)	$ 1,021.30

† Expenses are equal to the fund’s annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2016

Long-Term Municipal Investments - 98.9%	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Alabama - 2.5%
Alabama Port Authority, Docks Facilities Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	10/1/22	3,000,000	3,042,810
Alabama Public School and College Authority, Capital Improvement Revenue	5.00	1/1/26	1,500,000	1,882,650
Jefferson County, Limited Obligation School Warrants	5.25	1/1/17	5,050,000	5,079,643
Jefferson County, Limited Obligation School Warrants	5.25	1/1/19	2,150,000	2,162,621
University of Alabama Board of Trustees, General Revenue (The University of Alabama)	5.00	7/1/24	6,025,000	7,328,750
				19,496,474
Alaska - .5%
Alaska Industrial Development and Export Authority, Revolving Fund Revenue	5.25	4/1/24	3,780,000	4,336,870
Arizona - 1.9%
Phoenix Civic Improvement Corporation, Junior Lien Wastewater System Revenue	5.00	7/1/28	5,000,000	6,131,100
Pima County, Sewer System Revenue Obligations (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/23	3,250,000	3,754,010
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue	5.00	12/1/27	4,500,000	5,365,440
				15,250,550
Arkansas - .6%
University of Arkansas Board of Trustees, Various Facility Revenue (Fayetteville Campus)	5.00	11/1/35	2,685,000	3,198,318
University of Arkansas Board of Trustees, Various Facility Revenue (Fayetteville Campus)	5.00	11/1/36	1,585,000	1,881,411
				5,079,729
California - 13.2%
Arcadia Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/20	1,635,000	[a] 1,382,720
Bay Area Toll Authority, San Francisco Bay Area Subordinate Lien Toll Bridge Revenue	5.00	4/1/27	1,750,000	2,133,670
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	5.00	4/1/22	3,500,000	4,235,070

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 13.2% (continued)
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue (Prerefunded)	5.25	4/1/19	4,500,000	[b]	5,042,295
California, GO (Various Purpose)	5.25	10/1/20	13,060,000		14,930,584
California, GO (Various Purpose)	5.25	3/1/22	1,250,000		1,446,538
California, GO (Various Purpose)	5.00	9/1/23	2,500,000		3,069,200
California, GO (Various Purpose)	5.63	4/1/25	3,500,000		3,962,630
California Health Facilities Financing Authority, Revenue (Sutter Health)	5.25	8/15/22	3,000,000		3,294,720
California Housing Finance Agency, Home Mortgage Revenue (Insured; FGIC)	4.40	8/1/18	3,310,000		3,348,264
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	3/1/26	1,500,000		1,823,100
California State Public Works Board, LR (Various Capital Projects)	5.00	12/1/26	4,355,000		5,401,681
California State University Trustees, Systemwide Revenue	5.00	11/1/22	5,000,000		6,029,900
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/31	1,000,000	[c]	1,142,880
Clovis Unified School District, GO (Insured; National Public Finance Guarantee Corp.)	0.00	8/1/22	10,415,000	[a]	9,353,087
Coast Community College District, GO (Insured; National Public Finance Guarantee Corp.)	0.00	8/1/20	1,855,000	[a]	1,740,009
Orange County Transportation Authority, Senior Lien Toll Road Revenue (91 Express Lanes)	5.00	8/15/28	2,500,000		3,020,475
Sacramento City Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	7/1/23	5,065,000	[a]	4,396,015
San Diego County Water Authority, Water Revenue	5.00	5/1/28	5,000,000		5,856,650
San Diego Public Facilities Financing Authority, Subordinated Water Revenue (Payable Solely from Subordinated Installment Payments Secured by Net System Revenues of the Water Utility Fund)	5.00	8/1/28	2,000,000		2,414,620
San Diego Public Facilities Financing Authority, Water Revenue	5.00	8/1/24	7,560,000		8,795,228
Southern California Public Power Authority, Revenue (Canyon Power Project) (Prerefunded)	5.00	1/1/20	5,000,000	[b]	5,705,050

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
California - 13.2% (continued)
Southern California Public Power Authority, Revenue (Windy Point/Windy Flats Project)	5.00	7/1/23	1,850,000	2,141,727
Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	4.75	6/1/25	875,000	875,368
Tuolumne Wind Project Authority, Revenue (Tuolumne Company Project)	5.00	1/1/22	2,000,000	2,204,580
University of California Regents, General Revenue	5.25	5/15/23	125,000	131,845
				103,877,906
Colorado - 3.5%
City and County of Denver, Airport System Subordinate Revenue	5.50	11/15/26	15,640,000	18,956,931
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	5,355,000	5,932,590
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	9/1/18	3,000,000	[a] 2,888,850
				27,778,371
Connecticut - 1.5%
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	8/1/26	2,500,000	3,127,450
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	9/1/32	5,500,000	6,683,655
Connecticut Health and Educational Facilities Authority, Revenue (Wesleyan University Issue)	5.00	7/1/26	1,000,000	1,145,380
Connecticut Health and Educational Facilities Authority, Revenue (Wesleyan University Issue)	5.00	7/1/27	1,000,000	1,144,310
				12,100,795
District of Columbia - 2.3%
District of Columbia, Income Tax Secured Revenue	5.00	12/1/25	2,500,000	2,829,875
District of Columbia Water and Sewer Authority, Public Utility Subordinate Lien Revenue	5.00	10/1/27	5,980,000	7,250,989
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/25	3,000,000	3,624,030
Washington Metropolitan Area Transit Authority, Gross Revenue Transit Bonds	5.25	7/1/23	3,725,000	4,170,063
				17,874,957

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 7.8%
Broward County, Airport System Revenue	5.00	10/1/22	3,605,000		4,299,647
Broward County, Port Facilities Revenue	5.00	9/1/21	4,340,000		5,060,917
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/25	16,000,000		19,741,120
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/21	5,000,000		5,851,800
Collier County School Board, COP (Master Lease Program Agreement) (Insured; Assured Guaranty Municipal Corp.)	5.25	2/15/20	3,500,000		3,999,555
Collier County School Board, COP (Master Lease Program Agreement) (Insured; Assured Guaranty Municipal Corp.)	5.25	2/15/22	2,000,000		2,407,860
Florida Municipal Power Agency, All-Requirements Power Supply Project Revenue	5.00	10/1/24	1,480,000		1,840,069
Florida Municipal Power Agency, All-Requirements Power Supply Project Revenue	5.00	10/1/30	1,250,000		1,519,400
Hillsborough County, GO (Unincorporated Area Parks and Recreation Program) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/22	1,155,000		1,390,689
Jacksonville Economic Development Commission, Health Care Facilities Revenue (Florida Proton Therapy Institute Project)	6.00	9/1/17	925,000	[c]	977,281
Lee County, Transportation Facilities Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/24	2,500,000		3,103,875
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village)	5.00	2/1/34	2,000,000		2,352,900
Miami-Dade County, Seaport Revenue	5.75	10/1/28	1,500,000		1,827,540
Miami-Dade County, Subordinate Special Obligation Revenue	5.00	10/1/26	1,000,000		1,194,340
Miami-Dade County, Water and Sewer System Revenue (Prerefunded)	5.38	10/1/18	2,000,000	[b]	2,209,360
Orlando Utilities Commission, Utility System Revenue	5.00	10/1/23	2,500,000		2,768,275
Palm Bay, Educational Facilities Revenue (Patriot Charter School Project)	6.75	7/1/22	3,000,000	[d]	899,970
				61,444,598
Georgia - 2.7%
Atlanta, Water and Wastewater Revenue	5.00	11/1/31	2,000,000		2,445,700

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Georgia - 2.7% (continued)
Atlanta, Water and Wastewater Revenue (Prerefunded)	6.00	11/1/19	3,000,000	[b]	3,507,150
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.00	7/1/27	1,000,000		1,235,880
DeKalb County, Water and Sewerage Revenue	5.25	10/1/25	4,000,000		5,187,640
Main Street Natural Gas, Inc., Gas Project Revenue (Guaranty Agreement; Merrill Lynch and Co., Inc.)	5.50	9/15/28	2,530,000		3,217,856
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.75	1/1/19	2,660,000		2,933,820
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/28	2,500,000		3,111,075
				21,639,121
Idaho - .2%
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group) (Prerefunded)	6.13	12/1/18	1,450,000	[b]	1,640,153
Illinois - 10.3%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.50	1/1/26	3,300,000		3,975,180
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/23	3,530,000		4,182,520
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/29	4,000,000		4,713,960
Chicago, Second Lien Wastewater Transmission Revenue Project Bonds	5.00	1/1/26	2,500,000		2,884,450
Chicago, Second Lien Water Revenue	5.00	11/1/27	2,000,000		2,397,100
Chicago Park District, Limited Tax GO	5.00	1/1/28	1,000,000		1,131,110
Chicago Park District, Limited Tax GO	5.00	1/1/30	2,060,000		2,315,234
Cook County Community High School District Number 219, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/24	2,020,000		2,134,938
Illinois, Sales Tax Revenue	5.00	6/15/18	1,700,000		1,837,734
Illinois Finance Authority, Revenue (Advocate Health Care Network)	5.00	6/1/28	9,005,000		10,634,635
Illinois Finance Authority, Revenue (OFS Healthcare System)	5.00	11/15/28	1,205,000		1,445,626
Illinois Finance Authority, Revenue (Rush University Medical Center Obligated Group)	5.00	11/15/33	2,140,000		2,532,005

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Illinois - 10.3% (continued)
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/25	5,000,000	5,608,250
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	12/1/32	2,000,000	2,425,600
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	5,000,000	5,502,900
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project) (Insured; National Public Finance Guarantee Corp.)	5.55	6/15/21	1,665,000	1,758,223
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.00	6/1/18	2,290,000	2,461,544
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.25	6/1/21	3,300,000	3,862,155
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.50	6/1/23	2,750,000	3,225,612
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.00	6/1/28	2,385,000	2,843,469
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/26	7,595,000	8,884,783
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/32	3,655,000	4,222,512
				80,979,540
Indiana - 3.0%
Indiana Finance Authority, Educational Facilities Revenue (Butler University Project)	5.00	2/1/30	1,400,000	1,589,224
Indiana Finance Authority, First Lien Wastewater Utility Revenue (CWA Authority Project)	5.25	10/1/23	2,500,000	2,985,125
Indiana Municipal Power Agency, Power Supply System Revenue	5.00	1/1/36	3,000,000	3,605,460
Indianapolis, Gas Utility Distribution System Second Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/23	3,500,000	4,026,925
Indianapolis, Thermal Energy System First Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/18	7,700,000	8,382,297
Richmond Hospital Authority, Revenue (Reid Hospital Project)	5.00	1/1/28	2,440,000	2,915,824
				23,504,855
Iowa - .7%
Iowa Finance Authority, Health Facilities Revenue (UnityPoint Health)	5.00	8/15/32	2,280,000	2,763,337
Iowa Finance Authority, State Revolving Fund Revenue	5.00	8/1/24	2,000,000	2,380,060
				5,143,397

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Kentucky - 1.2%
Kentucky Public Transportation Infrastructure Authority, Subordinate Toll Revenue, BAN (Downtown Crossing Project)	5.00	7/1/17	6,250,000	6,500,687
Pikeville, Hospital Improvement Revenue (Pikeville Medical Center, Inc. Project)	6.25	3/1/23	2,195,000	2,594,907
				9,095,594
Louisiana - 2.6%
Louisiana State University Board of Supervisors and Agricultural and, Mechanical College, Auxiliary Revenue	5.00	7/1/25	2,000,000	2,266,460
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.00	5/15/27	17,500,000	18,032,700
				20,299,160
Maryland - .9%
Maryland Economic Development Corporation, EDR (Transportation Facilities Project)	5.38	6/1/25	1,500,000	1,633,635
Maryland Health and Higher Educational Facilities Authority, Revenue (Peninsula Regional Medical Center Issue)	5.00	7/1/31	1,740,000	2,054,453
Maryland Health and Higher Educational Facilities Authority, Revenue (The Johns Hopkins Health System Obligated Group Issue)	5.00	7/1/24	1,155,000	1,386,589
Maryland Stadium Authority, Baltimore City Public Schools Construction and Revitalization Program Revenue	5.00	5/1/22	1,500,000	1,810,980
				6,885,657
Massachusetts - 4.6%
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/23	3,250,000	3,933,832
Massachusetts College Building Authority, Revenue	5.00	5/1/27	1,800,000	2,158,038
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/23	2,550,000	2,870,356
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,000,000	1,183,330
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/34	2,630,000	3,218,015
Massachusetts Development Finance Agency, Revenue (Tufts Medical Center Issue)	5.50	1/1/22	2,990,000	3,518,512

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Massachusetts - 4.6% (continued)
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue K)	5.00	7/1/22	6,645,000	7,587,128
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	10/15/23	2,500,000	2,998,025
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/24	5,000,000	6,097,000
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/28	2,000,000	2,423,680
				35,987,916
Michigan - 3.6%
Detroit, Sewage Disposal System Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/19	1,635,000	1,831,658
Detroit School District, School Building and Site Improvement Bonds (GO - Unlimited Tax) (Insured; FGIC)	6.00	5/1/19	2,965,000	3,358,574
Michigan, GO (Environmental Program)	5.00	11/1/19	2,000,000	2,267,540
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/25	3,180,000	3,893,878
Michigan Finance Authority, HR (Oakwood Obligated Group)	5.00	8/15/30	3,870,000	4,522,250
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000	1,175,930
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/23	5,000,000	6,019,050
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport)	5.00	12/1/18	2,500,000	2,708,225
Wayne County Airport Authority, Junior Lien Airport Revenue (Detroit Metropolitan Wayne County Airport) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/22	2,500,000	2,623,125
				28,400,230
Minnesota - .2%
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/24	1,000,000	1,239,470
Missouri - 2.8%
Kansas City, General Improvement Airport Revenue	5.00	9/1/19	4,000,000	4,463,480

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Missouri - 2.8% (continued)
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/28	1,495,000	1,724,826
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/30	2,425,000	2,783,876
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (CoxHealth)	5.00	11/15/35	3,705,000	4,339,370
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (Saint Luke's Health System, Inc.)	5.00	11/15/26	1,000,000	1,263,930
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (Saint Luke's Health System, Inc.)	5.00	11/15/28	1,300,000	1,615,458
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Iatan 2 Project)	5.00	1/1/32	1,550,000	1,819,654
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Prairie State Project)	5.00	12/1/30	3,270,000	3,934,202
				21,944,796
Nebraska - 1.1%
Public Power Generation Agency, Revenue (Whelan Energy Center Unit 2)	5.00	1/1/29	4,750,000	5,674,255
Public Power Generation Agency of Nebraska, Revenue (Whelan Energy Center Unit 2)	5.00	1/1/30	2,250,000	2,676,330
				8,350,585
Nevada - 1.9%
Clark County, Airport System Revenue	5.00	7/1/22	3,300,000	3,748,470
Clark County School District, Limited Tax GO	5.00	6/15/25	3,000,000	3,184,710
Director of the State of Nevada Department of Business and Industry, SWDR (Republic Services, Inc. Project)	5.63	6/1/18	5,000,000	5,349,650
Las Vegas Valley Water District, Limited Tax GO (Additionally Secured by Southern Nevada Water Authority Pledged Revenues)	5.00	6/1/25	2,100,000	2,544,612
				14,827,442
New Hampshire - .7%
New Hampshire Business Finance Authority, PCR (The United Illuminating Company Project) (Insured; AMBAC)	0.91	10/1/33	6,000,000	[e] 5,565,000

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 2.1%
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/28	2,250,000		2,440,440
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/29	1,400,000		1,567,902
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/31	4,000,000		4,469,320
Rutgers The State University, GO	5.00	5/1/29	6,840,000		8,182,076
				16,659,738
New Mexico - .9%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue	1.04	8/1/19	5,000,000	[e]	4,959,850
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue (SBPA; Royal Bank of Canada)	0.91	2/1/19	2,500,000	[e]	2,486,250
				7,446,100
New York - 6.3%
New York City, GO	5.00	8/1/20	2,655,000		3,071,994
New York City, GO	5.00	3/1/25	3,300,000		4,145,361
New York City, GO	5.00	8/1/28	5,000,000		5,921,250
New York City, GO (Prerefunded)	5.00	8/1/16	50,000	[b]	50,370
New York City Health and Hospitals Corporation, Health System Revenue	5.00	2/15/22	4,385,000		5,015,651
New York City Industrial Development Agency, Senior Airport Facilities Revenue (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/20	3,035,000		3,370,732
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	5/1/28	4,400,000		5,368,308
New York Liberty Development Corporation, Revenue (Goldman Sachs Headquarters Issue)	5.25	10/1/35	2,000,000		2,567,400
New York State Dormitory Authority, Revenue (New York University Hospitals Center) (Prerefunded)	5.25	7/1/17	300,000	[b]	312,126
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.25	2/15/21	2,490,000		2,777,072
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/25	3,925,000		4,939,416

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 6.3% (continued)
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/32	4,000,000		4,826,160
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose) (Prerefunded)	5.25	2/15/19	10,000	[b]	11,170
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/34	1,000,000		1,156,570
Suffolk Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.38	6/1/28	810,000		816,650
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.64	12/3/19	5,000,000	[e]	4,936,000
				49,286,230
North Carolina - .8%
North Carolina, Capital Improvement Limited Obligation Bonds	5.00	5/1/30	4,000,000		4,662,520
North Carolina Eastern Municipal Power Agency, Power System Revenue (Escrowed to Maturity)	5.00	1/1/21	1,200,000		1,383,768
				6,046,288
Ohio - .4%
Montgomery County, Revenue (Miami Valley Hospital)	5.75	11/15/22	2,970,000		3,530,944
Oregon - .2%
Port of Portland, Revenue (Portland International Airport)	5.00	7/1/35	1,000,000		1,199,300
Pennsylvania - 3.2%
Allegheny County Airport Authority, Airport Revenue (Pittsburgh International Airport) (Insured; FGIC)	5.00	1/1/19	3,395,000		3,717,593
Chester County Industrial Development Authority, Revenue (Avon Grove Charter School Project)	5.65	12/15/17	180,000		185,778
Montgomery County Higher Education and Health Authority, HR (Abington Memorial Hospital Obligated Group)	5.00	6/1/21	6,585,000		7,702,738
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/27	1,800,000		2,142,810
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/31	1,650,000		1,989,158
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/28	3,250,000		3,917,680

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 3.2% (continued)
Philadelphia Authority for Industrial Development, Revenue (Independence Charter School Project)	5.38	9/15/17	740,000		758,004
Philadelphia School District, GO	5.00	9/1/17	1,160,000		1,209,486
Philadelphia School District, GO	5.00	9/1/21	3,555,000		3,921,378
				25,544,625
South Carolina - 1.1%
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/20	5,000,000		5,658,750
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/25	2,320,000		2,881,185
				8,539,935
Tennessee - .2%
Tennessee Energy Acquisition Corporation, Gas Project Revenue	5.25	9/1/26	1,505,000		1,860,240
Texas - 8.0%
Austin, Electric Utility System Revenue	5.00	11/15/23	1,550,000		1,796,295
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/32	1,350,000		1,604,597
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/27	5,000,000		6,160,950
Dallas and Fort Worth, Joint Revenue (Dallas-Fort Worth International Airport)	5.00	11/1/22	4,000,000		4,764,720
Harris County, Tax Road GO	5.00	10/1/27	2,500,000		3,156,850
Harris County Metropolitan Transit Authority, Sales and Use Tax Revenue (Prerefunded)	5.00	11/1/21	2,500,000	[b]	2,991,650
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/28	2,500,000		3,004,550
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/29	2,325,000		2,786,094
Houston, Airport System Subordinate Lien Revenue (Insured; XLCA)	0.90	7/1/32	1,850,000	[e]	1,692,750
Houston, Combined Utility System First Lien Revenue	5.00	11/15/20	2,725,000		3,174,870
Houston, Combined Utility System First Lien Revenue	5.00	11/15/29	2,500,000		2,962,825
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/23	385,000		413,009
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/31	5,000,000		5,951,650

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Texas - 8.0% (continued)
Plano Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/26	3,000,000	3,830,970
San Antonio, Municipal Drainage Utility System Revenue	5.00	2/1/28	5,000,000	6,028,100
San Antonio, Water System Revenue	5.00	5/15/29	1,355,000	1,537,519
Tarrant County Cultural Education Facilities Finance Corporation, HR (Baylor Scott and White Health Project)	5.00	11/15/31	1,400,000	1,727,600
Texas, GO (College Student Loan Bonds)	5.50	8/1/19	3,500,000	3,986,920
Texas Transportation Commission, Central Texas Turnpike System Second Tier Revenue	5.00	8/15/31	2,500,000	2,950,825
Texas Water Development Board, State Revolving Fund Subordinate Lien Revenue	5.00	7/15/23	2,000,000	2,249,720
				62,772,464
Virginia - .4%
Virginia College Building Authority, Educational Facilities Revenue (21st Century College and Equipment Programs)	5.00	2/1/22	3,000,000	3,535,860
Washington - 3.5%
Port of Seattle, Intermediate Lien Revenue	5.00	8/1/28	2,485,000	2,937,444
Port of Seattle, Intermediate Lien Revenue	5.00	3/1/34	2,000,000	2,373,860
Port of Seattle, Limited Tax GO	5.75	12/1/25	830,000	999,270
Port of Tacoma, Limited Tax GO (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	6/1/18	1,025,000	[b] 1,109,850
Seattle, Drainage and Wastewater Improvement Revenue	5.00	9/1/27	5,025,000	5,958,946
Washington, GO (Various Purpose)	5.00	2/1/22	2,500,000	2,855,100
Washington, Motor Vehicle Fuel Tax GO	5.00	7/1/23	5,030,000	6,210,843
Washington, Motor Vehicle Fuel Tax GO	5.00	2/1/24	4,315,000	5,300,589
				27,745,902
West Virginia - .2%
West Virginia University Board of Governors, University Improvement Revenue (West Virginia University Projects)	5.00	10/1/22	1,475,000	1,752,374

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 98.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Wisconsin - 1.3%
Public Finance Authority of Wisconsin, Lease Development Revenue (KU Campus Development Corporation - Central District Development Project)	5.00	3/1/36	4,500,000	5,247,450
Wisconsin Health and Educational Facilities Authority, Health Facilities Revenue (UnityPoint Health)	5.00	12/1/28	1,890,000	2,274,143
Wisconsin Health and Educational Facilities Authority, Revenue (ProHealth Care, Inc. Obligated Group)	5.00	8/15/33	2,250,000	2,627,618
				10,149,211

Total Investments (cost $726,858,004)			98.9%	778,812,377
Cash and Receivables (Net)			1.1%	8,270,394
Net Assets			100.0%	787,082,771

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, these securities were valued at $2,120,161 or .27% of net assets.
d Non-income producing—security in default.
e Variable rate security—rate shown is the interest rate in effect at period end.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	18.9
Education	14.9
Health Care	10.3
Utility-Water and Sewer	9.7
Utility-Electric	9.3
Special Tax	7.6
City	4.5
Prerefunded	3.1
State/Territory	2.9
Lease	2.3
Pollution Control	1.4
County	1.2
Industrial	1.1
Housing	.8
Asset-Backed	.2
Other	10.7
98.9

† Based on net assets.
See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

	Cost	Value
	Assets ($):
Investments in securities—See Statement of Investments	726,858,004	778,812,377
	Cash	7,526,473
	Interest receivable	9,400,657
	Receivable for investment securities sold	3,339,805
	Receivable for shares of Common Stock subscribed	40,668
	Prepaid expenses	22,494
		799,142,474
	Liabilities ($):
	Due to The Dreyfus Corporation and affiliates—Note 3(b)	542,003
	Payable for investment securities purchased	10,948,251
	Payable for shares of Common Stock redeemed	449,287
	Accrued expenses	120,162
		12,059,703
	Net Assets ($)	787,082,771
	Composition of Net Assets ($):
	Paid-in capital	729,610,372
	Accumulated net realized gain (loss) on investments	5,518,026
	Accumulated net unrealized appreciation (depreciation) on investments	51,954,373
	Net Assets ($)	787,082,771
	Shares Outstanding
	(300 million shares of $.001 par value Common Stock authorized)	55,716,494
	Net Asset Value Per Share ($)	14.13

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Investment Income ($):
Interest Income	26,009,913
Expenses:
Management fee—Note 3(a)	4,657,615
Shareholder servicing costs—Note 3(b)	744,356
Professional fees	99,989
Custodian fees—Note 3(b)	58,184
Directors’ fees and expenses—Note 3(c)	57,691
Prospectus and shareholders’ reports	43,857
Registration fees	32,958
Loan commitment fees—Note 2	9,174
Miscellaneous	62,393
Total Expenses	5,766,217
Less—reduction in fees due to earnings credits—Note 3(b)	(2,772)
Net Expenses	5,763,445
Investment Income—Net	20,246,468
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,537,459
Net unrealized appreciation (depreciation) on investments	12,944,838
Net Realized and Unrealized Gain (Loss) on Investments	19,482,297
Net Increase in Net Assets Resulting from Operations	39,728,765

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2016	2015
Operations ($):
Investment income—net	20,246,468	21,268,670
Net realized gain (loss) on investments	6,537,459	3,035,318
Net unrealized appreciation (depreciation) on investments	12,944,838	(8,461,908)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,728,765	15,842,080
Dividends to Shareholders from ($):
Investment income—net	(20,119,677)	(20,951,270)
Net realized gain on investments	(5,337,950)	-
Total Dividends	(25,457,627)	(20,951,270)
Capital Stock Transactions ($):
Net proceeds from shares sold	53,955,252	56,864,837
Dividends reinvested	20,551,090	16,586,488
Cost of shares redeemed	(88,075,372)	(85,281,746)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(13,569,030)	(11,830,421)
Total Increase (Decrease) in Net Assets	702,108	(16,939,611)
Net Assets ($):
Beginning of Period	786,380,663	803,320,274
End of Period	787,082,771	786,380,663
Undistributed investment income—net	-	111,187
Capital Share Transactions (Shares):
Shares sold	3,845,807	4,057,966
Shares issued for dividends reinvested	1,468,457	1,185,014
Shares redeemed	(6,302,428)	(6,097,063)
Net Increase (Decrease) in Shares Outstanding	(988,164)	(854,083)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	13.87	13.96	14.11	14.23	13.53
Investment Operations:
Investment income—net[a]	.36	.37	.40	.38	.44
Net realized and unrealized gain (loss) on investments	.36	(.09)	(.00)[b]	(.05)	.70
Total from Investment Operations	.72	.28	.40	.33	1.14
Distributions:
Dividends from investment income—net	(.36)	(.37)	(.39)	(.38)	(.44)
Dividends from net realized gain on investments	(.10)	-	(.16)	(.07)	-
Total Distributions	(.46)	(.37)	(.55)	(.45)	(.44)
Net asset value, end of period	14.13	13.87	13.96	14.11	14.23
Total Return (%)	5.27	2.00	2.99	2.28	8.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.73	.73	.73	.76
Ratio of net expenses to average net assets	.74	.73	.73	.73	.76
Ratio of net investment income to average net assets	2.61	2.68	2.90	2.65	3.17
Portfolio Turnover Rate	13.98	19.54	22.74	20.26	15.11
Net Assets, end of period ($ x 1,000)	787,083	786,381	803,320	953,760	945,529

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	777,912,407	899,970	778,812,377

† See Statement of Investments for additional detailed categorizations.

At May 31, 2016, there were no transfers between levels of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Municipal Bonds ($)
Balance as of 5/31/2015	900,060
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(90)
Purchases	-
Sales	-
Transfer into Level 3	-
Transfer out of Level 3	-
Balance as of 5/31/2016	899,970
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 5/31/2016	(90)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized

NOTES TO FINANCIAL STATEMENTS (continued)

on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $722,607, undistributed ordinary income $597,929, undistributed capital gains $3,760,894 and unrealized appreciation $53,113,576.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2016 and May 31, 2015 were as follows: tax-exempt income $20,119,677 and $20,951,270, ordinary income $152,978 and $0, and long-term capital gains $5,184,972 and $0, respectively.

During the period ended May 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $237,978, increased accumulated net realized gain (loss) on investments by $167,147 and increased paid-in capital by $70,831. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2016, the fund was charged $436,588 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis,

NOTES TO FINANCIAL STATEMENTS (continued)

while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2016, the fund was charged $194,101 for transfer agency services and $10,540 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2,772.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2016, the fund was charged $58,184 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended May 31, 2016, the fund was charged $7,803 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended May 31, 2016, the fund was charged $10,069 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $400,709, Shareholder Services Plan fees $78,000, custodian fees $23,985, Chief Compliance Officer fees $4,010 and transfer agency fees $35,299.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2016, amounted to $107,523,745 and $119,862,675, respectively.

At May 31, 2016, the cost of investments for federal income tax purposes was $725,698,801; accordingly, accumulated net unrealized appreciation on investments was $53,113,576, consisting of $55,445,479 gross unrealized appreciation and $2,331,903 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Intermediate Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Intermediate Municipal Bond Fund, Inc., including the statement of investments, as of May 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Municipal Bond Fund, Inc. at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2016

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended May 31, 2016 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2016 calendar year on Form 1099-DIV, which will be mailed in early 2017. Also, the fund hereby reports $.0028 per share as a short-term capital gain distribution and $.0949 per share as a long-term capital gain distribution paid on December 23, 2015.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Joni Evans (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (75)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (78)

Board Member (1980)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (52)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 108

———————

Burton N. Wallack (65)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (70)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 59

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Arnold S. Hiatt, Emeritus Board Member
William Hodding Carter III Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 157 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus Intermediate Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: DITEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0947AR0516

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,612 in 2015 and $34,452 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,273 in 2015 and $6,430 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,901 in 2015 and $4,284 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,774 in 2015 and $1,458 in 2016. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,773,877 in 2015 and $21,426,949 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Intermediate Municipal Bond Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    July 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)